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                                                                   EXHIBIT 10.12














                           MICROFINANCIAL INCORPORATED
                           1998 EQUITY INCENTIVE PLAN


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                           MICROFINANCIAL INCORPORATED
                           1998 EQUITY INCENTIVE PLAN

1.   PURPOSE

     The purpose of the MicroFinancial Incorporated 1998 Equity Incentive Plan (the "1998 Plan") is to attract and retain the best available talent and encourage the highest level of performance by directors, employees and other persons who perform services for MicroFinancial Incorporated (the "Company"). By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the 1998 Plan is intended to serve the best interests of the Company and its stockholders.

2.   DEFINITIONS

     "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

     "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or other Stock-Based Award.

     "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

     "Board" shall mean the Board of Directors of the Company.

     "Breach of Conduct" shall mean activities which constitute a serious breach of conduct as determined by the Committee in its sole discretion, including, but not limited to: (i) the disclosure or misuse of confidential information or trade secrets; (ii) activities in violation of the policies of the Company or any Affiliate, including without limitation, the Company's insider trading policy; (iii) the violation or breach of any material provision in any applicable employment contract or agreement; (iv) engaging in conduct relating to the Participant's employment for which either criminal or civil penalties may be sought; (v) engaging in activities which adversely affect or which are contrary or harmful to the interests of the Company or Affiliate, or (vi) engaging in competition with the Company or any Affiliate during employment or within one (1) year following termination of employment with the Company or Affiliate. The determination of Breach of Conduct shall be determined by the Committee in good faith and in its sole discretion.



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     "Change in Control" shall mean:

     (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"]) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") or;

     (ii) the cessation for any reason of individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

     (iii) the approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

     (iv) the approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Compensation Committee of the Board or such other committee consisting of not less than two Board members designated by the Board to administer the 1998 Plan.


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     "Common Shares" shall mean shares of the Class A common stock, $.01 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

     "Company" shall mean MicroFinancial Incorporated, a Massachusetts corporation.

     "Effective Date" means July 9, 1998.

     "Employee" shall mean an employee of the Company or of any Affiliate, a director of the Company, or any non-employee who provides services to the Company or any Affiliate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of the Common Shares shall mean the average of the high and low prices of the Common Shares as reported by the New York Stock Exchange, or the Fair Market Value of any other property or other item being valued as determined by the Committee in its sole discretion.

     "Freestanding Right" shall mean a Stock Appreciation Right awarded by the Committee pursuant to Paragraph 7 of the 1998 Plan other than in connection with an Option.

     "Incentive Stock Option" shall mean the right to purchase Common Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Insider" shall mean, at any time, an individual who is an officer, director, or 10% stockholder of the Company within the meaning of Exchange Act Rule 16a-1(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "Non-Qualified Stock Option" shall mean a right to purchase Common Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     "Other Stock-Based Award" shall mean any right granted under Section 10 of the Plan.

     "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

     "Performance Award" shall mean any right granted under Section 9 of the Plan.


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     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other equity.

     "Plan" shall mean this MicroFinancial Incorporated 1998 Equity Incentive Plan.

     "QDRO" shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

     "Restricted Period" shall mean the period during which Restricted Stock and Restricted Units may be forfeited to the Company.

     "Restricted Stock" shall mean Common Shares granted under Paragraph 8 of the 1998 Plan.

     "Restricted Stock Unit" shall mean any unit granted under Paragraph 8 of the 1998 Plan.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" shall mean the Securities and Exchange Commission.

     "Stock Appreciation Right" shall mean any Tandem Right or Freestanding Right granted under Paragraph 7 of the 1998 Plan.

     "Tandem Right" shall mean a Stock Appreciation Right awarded by the Committee in connection with an Option pursuant to Paragraph 7 of the 1998 Plan.

     "Total Disability" shall mean a determination by the Committee that the Employee is unable to perform the duties required of him or her by the Company as a result of any physical or mental condition.

3.   SCOPE AND DURATION

     Awards under the 1998 Plan may be granted in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Units, Performance Awards or Other Stock-Based Awards. The maximum aggregate number of Common Shares as to which Awards may be granted from time to time under the 1998 Plan is 1,000,000 shares, subject to adjustment as provided in Paragraph 14. The Common Shares available may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares or issued shares re-acquired by the Company. Unless otherwise provided by the Committee, Common Shares covered by expired, terminated or forfeited Awards, Awards which are settled for cash or consideration other than the delivery of Common Shares, or Common Shares which are used to exercise any Award or to satisfy the withholding tax

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liabilities of any Award will be available for subsequent awards under the 1998
Plan. No Incentive Stock Option shall be granted more than 10 years after the Effective Date.

4.   ADMINISTRATION

     The 1998 Plan shall be administered by the Committee. The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1998 Plan, to grant Awards, to determine the terms and conditions applicable to Awards, to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Common Shares to be covered by each grant; to determine the terms and provisions of the Award Agreements entered into in connection with Awards under the 1998 Plan; to interpret the 1998 Plan; to prescribe, amend and rescind rules and regulations relating to the 1998 Plan; and to make all other determinations provided for in the 1998 Plan, or deemed necessary or advisable for the administration of the 1998 Plan. To the extent permissible by law, the Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 1998 Plan.

5.   ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING AWARDS

     Subject to the discretion of the Committee, Awards may be granted to any Employee of the Company and its Affiliates, a director of the Company, or a non-employee who provides service to the Company or its Affiliates, except that a non-employee shall not be granted an Incentive Stock Option. In determining the Employees to whom Awards shall be granted and the number of Common Shares or units to be covered by each Award, the Committee shall take into account the nature of the Employee's duties, the present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1998 Plan.

     No award of Incentive Stock Options shall result in the aggregate Fair Market Value of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (determined at the time the Incentive Stock Option is granted) exceeding $100,000.

6.   STOCK OPTIONS

     (a)  Exercise Price

     The purchase price of the Common Shares covered by each Option shall be determined by the Committee, but in the case of an Incentive Stock Option shall not be less than 100% of the Fair Market Value (110% in the case of a stockholder owning more than 10% of the combined voting power of all classes of Company stock) of the Common Shares on the date the Option is


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granted, or if there are no sales on such date, on the next preceding day on which there were sales.

     (b)  Terms of Options

     The term of each Incentive Stock Option granted under the 1998 Plan shall not be more than 10 years (5 years in the case of a stockholder of the Company owning more than 10% of the combined voting power of all classes of Company stock) from the date of grant, as the Committee shall determine, subject to earlier termination as provided in PARAGRAPHS 11 and 12. The term of each Non-Qualified Stock Option granted under the 1998 Plan shall be such period of time as the Committee shall determine, subject to earlier termination as provided in PARAGRAPHS 11 and 12.

     (c)  Exercise of Options

     (i) Subject to the provisions provided herein, an Option granted under the 1998 Plan shall become vested as determined by the Committee. The Committee may, in its discretion, determine as a condition of any Option, that all or a stated percentage of the Option shall become exercisable, in installments or otherwise, only after the completion of a specified service requirement, or the satisfaction or occurrence of other conditions. The Committee may also, in its discretion, accelerate the exercisability of any Option at any time and provide in any Award Agreement that the Option shall become immediately exercisable as to all Common Shares remaining subject to the Option upon a Change in Control.

     (ii) Subject to applicable regulatory restrictions, an Option may be exercised at any time or from time to time (further subject, in the case of an Incentive Stock Option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the Option has become exercisable. Notwithstanding the foregoing provision, no Option may be exercised without the prior consent of the Committee by an Insider until the expiration of six months from the date of the grant of the Option.

     (iii) Except as provided in Paragraphs 11, 12 and 13, no Option may be exercised at any time unless the holder thereof is then an Employee of the Company or one of its Affiliates.

     (iv) The Committee, in its sole discretion, may elect, in lieu of delivering all or a portion of the Common Shares as to which an Option has been exercised, if the Fair Market Value of the Common Shares exceeds the exercise price of the Option, (i) to pay the Employee in cash or in Common Shares, or a combination of cash and Common Shares, an amount equal to the excess of (A) the Fair Market Value on the exercise date of the Common Shares as to which such Option has been exercised, or if there were no sales on such date, on the next preceding day on which there were sales over (B) the Option price, or (ii) in the case of a Non-Qualified Stock Option, to defer payment and to credit the amount of such excess on the Company's books for the account of the Option and either (a) to treat the amount in such account as if it had been invested in the manner from time to time determined by the Committee, with dividends or other income


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therein being deemed to have been so reinvested or (b) for the Company's convenience, to contribute the amount credited to such account to a trust, which may be revocable by the Company, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust. The Committee's election pursuant to this subparagraph (c)(iv) shall be made by giving written notice of such election to the Employee (or other person exercising the Option). Common Shares paid pursuant to this subparagraph (c)(iv) will be valued at the Fair Market Value on the exercise date, or if there were no sales on such date, on the next preceding day on which there were sales.

     (d)  Payment

     The purchase price of the Common Shares as to which an Option is exercised shall be paid in full at the time of exercise. Payment may be made (i) in cash, which may be paid by check, or other instrument acceptable to the Company, (ii) with the consent of the Committee or the Chief Executive Officer, in Common Shares, valued at the Fair Market Value on the date prior to exercise, or if there were no sales on such date, on the next preceding day on which there were sales, (iii) with the consent of the Committee and subject to such terms and conditions as it may determine, by surrender of outstanding Awards under the 1998 Plan, (iv) with the consent of the Committee, the delivery of a promissory note containing such terms as deemed acceptable to the Committee, or (v) any combination of the above. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in Common Shares previously owned by the Employee, or a portion of the Common Shares that otherwise would be distributed to such Employee upon exercise of the Option, or a combination of cash and such Common Shares.

     (e)  Change in Control

     In the event of a Change in Control while any Option remains outstanding, all Options shall become immediately exercisable and fully vested. In lieu of delivering all or any portion of the Common Shares as to which an Option has been exercised within sixty (60) days of a Change in Control, the Committee may elect to pay each holder of an Option, not later than the effective date of any such transaction, an amount in cash equal to the excess of the Fair Market Value of the Common Shares the Option holder would have received upon exercise of the Option over the aggregate exercise price.

7.   STOCK APPRECIATION RIGHTS

     (a)  Awards

     The Committee may award Stock Appreciation Rights to Employees of the Company or any of its Affiliates. Stock Appreciation Rights may be either Tandem Rights or Freestanding Rights. Tandem Rights may be awarded either at the time the Option is granted or at any time prior to the exercise of the Option.


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     (b)  Terms and Conditions

     (i) Each Tandem Right shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent the Option is exercisable.

     (ii) The price per share specified in a Freestanding Right shall be determined by the Committee, but in no event shall be less than the Fair Market Value of the Common Shares as of the date of grant. The term of each Freestanding Right shall be such period of time as the Committee shall determine. Subject to the provisions of the 1998 Plan, each Freestanding Right shall become vested as determined by the Committee. Prior to becoming 100% vested, each Freestanding Right shall become exercisable, in installments or otherwise, as the Committee shall determine. The Committee may also, in its discretion, accelerate the exercisability of any Freestanding Right at any time, including a Change in Control.

     (c)  Exercise

     (i) Upon exercise of a Stock Appreciation Right, (subject, in the case of a Tandem Right, to the surrender of the related Option or any unexercised portion thereof which the Employee determines to surrender for this purpose) the Employee shall be entitled to receive, subject to the provisions of the 1998 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (A) the excess of
(i) the Fair Market Value on the exercise date of one Common Share over (ii) the Option price per share, in the case of a Tandem Right, or the price per share specified in the terms of a Freestanding Right, times (B) the number of Common Shares with respect to which the Stock Appreciation Right shall have been exercised.

     (ii) Upon exercise of a Tandem Right, the number of Common Shares subject to exercise under the related Option shall automatically be reduced by the number of Common Shares represented by the Option or portion thereof surrendered.

     (iii) A Tandem Right related to an Incentive Stock Option may only be exercised if the Fair Market Value of a Common Share on the exercise date exceeds the Option price.

     (d)  Payments

     (i) The payment described in subparagraph (c)(i) above shall be made in the form of cash, Common Shares, or a combination thereof, as elected by the Employee, provided that the Committee shall have sole discretion to consent to or disapprove the election of an officer or director to receive all or part of a payment in cash.

     (ii) If upon exercise of a Stock Appreciation Right the Employee is to receive a portion of the payment in Common Shares, the number of shares received shall be determined by dividing such portion by the Fair Market Value of a share on the exercise date. The number of


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Common Shares received may not exceed the number of Common Shares covered by any
Option or portion thereof surrendered. Cash will be paid in lieu of any fractional share.

     (iii) Whether payments to Employees upon exercise of Tandem Rights or Freestanding Rights are made in cash, Common Shares or a combination thereof, the Committee shall have sole discretion as to timing of the payments, whether in one lump sum or in annual installments or otherwise deferred, which deferred payments may in the Committee's sole discretion (i) bear amounts equivalent to interest or cash dividends, (ii) be treated as invested in the manner from time to time determined by the Committee, with dividends or other income thereon being deemed to have been so reinvested, or (iii) for the convenience of the Company, contributed to a trust, which may be revocable by the Company or subject to the claims of its creditors, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust, all as the Committee shall determine.

     (iv) No payment will be required from the Employee upon exercise of a Stock Appreciation Right, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with delivery of cash or a certificate representing shares. The Committee may permit such amount to be paid in (i) Common Shares previously owned by the Employee, (ii) a portion of the Common Shares that otherwise would be distributed to such Employee upon exercise of the right, or (iii) a combination of cash and Common Shares.

8.   RESTRICTED SHARES OR RESTRICTED UNITS

     (a)  Awards

     Restricted Stock or Restricted Stock Units may be awarded by the Committee in its sole discretion. At the time an award of Restricted Shares or Restricted Units is made, the Committee shall (i) establish a Restricted Period applicable to such award, (ii) prescribe conditions for the incremental lapse of restrictions during the Restricted Period, or for the lapse or termination of restrictions upon the satisfaction or occurrence of other conditions in addition to or other than the expiration of the Restricted Period, including a Change in Control, and (iii) determine all other terms and conditions of such award, including voting and dividend or dividend equivalent rights.

     (b)  Restrictions on Transfer

     Upon the grant of Restricted Shares, a stock certificate representing the number of Common Shares equal to the number of Restricted Shares granted to an Employee shall be registered in the Employee's name but shall be held in custody by the Company for the Employee's account. The Employee shall not be entitled to delivery of the certificate or to sell, transfer, assign, pledge or otherwise encumber the Restricted Shares until the expiration of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee. Upon the forfeiture of any Restricted Shares, such forfeited Restricted Shares shall be transferred to the Company without further action by the Employee.


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     (c)  Delivery of Shares

     Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Paragraph 12, a stock certificate for the number of Common Shares with respect to which the restrictions have lapsed, or one Common Share for each Restricted Unit with respect to which the restrictions have lapsed, shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Employee or the Employee's beneficiary or estate, as the case may be. Fractional Shares will be paid in cash.

     (d)  Payment

     No payment will be required from the Employee upon the issuance or delivery of any Common Shares, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares. The Committee may permit such amount to be paid in (i) Common Shares previously owned by the Employee,
(ii) a portion of the Common Shares that otherwise would be distributed to such Employee upon the lapse of the restrictions applicable to the Restricted Shares or Restricted Units, or (iii) a combination of cash and Common Shares.

9.   PERFORMANCE AWARDS

     (a)  Grant

     Performance Awards may be granted to any Employee by the Committee in its sole discretion. A Performance Award shall consist of a right that is (i) denominated in cash or Common Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

     (b)  Terms and Conditions

     Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall (i) determine the performance goals to be achieved during any performance period, (ii) the length of any performance period, (iii) the amount of any Performance Award, (iv) the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and (v) all other terms and conditions of any Performance Award, including the consequences of death, Disability, termination of employment and Change in Control.

     (c)  Payment of Performance Awards


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     Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a current or deferred basis.

10.  OTHER STOCK-BASED AWARDS

     The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award", which shall consist of any right that is an Award of Common Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as deemed by the Committee to be consistent with the purposes of the Plan, other than an Award described in Paragraphs 6 through 9 above.

11.  TERMINATION OF EMPLOYMENT

     Unless otherwise determined by the Committee, and subject to such restrictions as may be imposed by the Code in the case of any Incentive Stock Options, in the event that the employment of an Employee to whom an Option or Stock Appreciation Right has been granted under the 1998 Plan shall be terminated (except as set forth in Paragraph 12), such Option or Stock Appreciation Right may, subject to the provisions of the 1998 Plan, be exercised, to the extent that the Employee was entitled to do so at the termination of his employment, at any time within three months after such termination, but in no case later than the date on which the Option or Stock Appreciation Right terminates; PROVIDED, HOWEVER, that any Option or Stock Appreciation Right held by an Employee whose employment is terminated for a Breach of Conduct shall terminate immediately.

     Unless otherwise determined by the Committee, if an Employee to whom Restricted Shares or Restricted Units have been granted ceases to be an Employee prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee for any reason other than death or Total Disability, the Employee shall immediately forfeit all Restricted Shares and Restricted Units.

12.  DEATH OR TOTAL DISABILITY OF EMPLOYEE

     Unless otherwise determined by the Committee, if an Employee to whom an Award has been granted under the 1998 Plan shall die or suffer a Disability while employed by the Company, such Option or Stock Appreciation Right may be exercised, to the extent it was exercisable at the date of termination, at any time within one year after the date of the Employee's death or Total Disability, but in no case later than the date on which the Option or Stock Appreciation Right otherwise terminates.


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13.  NON-TRANSFERABILITY OF AWARDS

     Awards granted under the 1998 Plan shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code except to the extent provided in any Award Agreement and permitted under applicable law.

14.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

     (i) The existence of outstanding Options or other Awards shall not affect in any way the right or ability of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares or the rights hereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or substantially all of the outstanding stock of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (ii) If the Company shall effect a subdivision, consolidation or reclassification of the Common Shares or other capital readjustment or recapitalization, the payment of a stock dividend, or other increase or reduction in the number of the Common Shares outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of Common Shares shall be appropriately adjusted in such a manner as to entitle Employees to receive, for the same aggregate cash consideration, if applicable, the same total number and class of shares as he would have received as a result of the event requiring the adjustment.

     (iii) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then subject to outstanding options.

15.  BREACH OF CONDUCT

     In the event of a Breach of Conduct by a Participant or former Participant within two years of termination of employment, the Committee may, in its sole discretion, (i) cancel any Award, whether vested or not, in whole or in part, as of the date specified by the Committee, which shall thereafter be communicated in writing to such Participant or former Participant, and/or (ii) upon written notice to such Participant or former Participant, demand that any or all stock certificates for Common Shares or Restricted Shares acquired under this Plan, or any profit realized in connection with the sale or transfer of such Common Shares or Restricted Shares, or any proceeds received upon the exercise or settlement of a Stock Appreciation Right,



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Performance Award or other Stock-Based Award, be returned to the Company within five (5) days of receipt of such notice. If the Participant or former Participant shall have paid any consideration for the acquisition of Common Shares or Restricted Shares, or the settlement or any Award, the Company shall immediately thereafter return such consideration to the Participant or the former Participant, without interest. The Company shall be entitled to reimbursement of reasonable attorneys fees and expenses incurred in seeking to enforce its rights under this Section 15.

16.  EFFECTIVE DATE

     The 1998 Plan shall be effective as of July 9, 1998, provided that the adoption of the 1998 Plan shall have been approved by the stockholders of the Company not later than 12 months after such date. The Committee may, in its discretion, grant Awards under the 1998 Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise or payment, (i) if the Company deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such Common Shares shall be effective, and (ii) any requisite approval or consent of any governmental authority of any kind having jurisdiction over Awards granted under the 1998 Plan shall be obtained.

17.  TERMINATION AND AMENDMENT

     The Board may suspend, terminate, modify or amend the 1998 Plan at any time without stockholder approval except as may be required by the Company's articles of incorporation, applicable laws, regulations and exchange requirements. If the 1998 Plan is terminated, the terms of the 1998 Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the 1998 Plan may, without the consent of the Employee to whom an Award shall theretofore have been granted, adversely affect the rights of such Employee under such Award.

18.  MISCELLANEOUS

     (a)  Written Agreements

     Each Award hereunder shall be evidenced by an Award Agreement which shall contain such restrictions, terms and conditions as the Committee may require.

     (b)  No Right to Employment

     Nothing in the 1998 Plan or in any Award granted pursuant to the 1998 Plan shall confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.


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


     (c)  Governing Law

     The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the Commonwealth of Massachusetts.

     (d)  Severability

     If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Employee or Award, or would disqualify the Plan or any Award under any law or regulations deemed applicable, or the compliance with which is deemed desirable, including any accounting rules or regulations, by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, rules or regulations, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Employee or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (e)  Other Laws

     The Committee may refuse to issue or transfer any Common Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Common Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by an Employee, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Employee, holder, or beneficiary.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan as of the 9th day of July, 1998.


                                      MICROFINANCIAL INCORPORATED
                                      /s/ Peter R. Bleyleben

                                      Peter R. Bleyleben, President




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